Exhibit 99.3

Upstate New York Bancorp, Inc.

Consolidated Balance Sheet (unaudited)

(In Thousands, Except Share and Per Share Data)

	March 31,	December 31,
	2020	2019
ASSETS:
Cash and due from banks	$20,897	$14,854
Interest bearing deposits with banks	4,443	12,439

Cash and cash equivalents	25,340	27,293

Securities held-to-maturity	2,610	2,824
Securities available-for-sale	18,765	17,030

Total Securities	21,375	19,854
Loans receivable	392,186	388,493
Less: Allowance for loan losses	(8,209)	(7,767)

Net loans receivable	383,977	380,726
Regulatory stock, at cost	2,502	2,439
Premises and equipment, net	5,718	5,811
Accrued interest receivable	1,702	1,803
Foreclosed real estate owned	866	—
Deferred tax asset	1,525	1,441
Other assets	288	215

TOTAL ASSETS	$443,293	$439,582

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Non-interest bearing demand	$65,084	$60,673
Interest-bearing	328,785	327,240

Total Deposits	393,869	387,913
Short term borrowings	—	2,000
Other borrowings	1,627	1,761

Accrued interest payable	231	258
Other liabilities	1,057	1,210

TOTAL LIABILITIES	396,784	393,142

STOCKHOLDERS’ EQUITY
Common stock, $5 par value per share, authorized 4,000,000 shares; issued 2,208,000 shares at March 31, 2020; and 2,208,000 shares at December 31, 2019	10,935	10,935
Surplus	6,749	6,695
Retained earnings	28,923	28,593
Accumulated other comprehensive (loss) income	(98)	217

TOTAL STOCKHOLDERS’ EQUITY	46,509	46,440

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$443,293	$439,582

Upstate New York Bancorp, Inc.

Consolidated Statements of Income (unaudited)

(In Thousands, Except Share and Per Share Data)

	Three Months
	Ended March 31,
	2020	2019
INTEREST INCOME
Loans receivable, including fees	$4,898	$4,836
Securities	150	145
Other	34	39

Total interest income	5,082	5,020

INTEREST EXPENSE
Deposits	1,248	1,316
Other borrowings	10	13

Total interest expense	1,258	1,329

NET INTEREST INCOME	3,824	3,691
PROVISION FOR LOAN LOSSES	898	155

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	2,926	3,536

Other income
Service charges and fees	119	116
Net realized gains on sales of securities	—	169
Gain on sale of loans and servicing rights, net	99	21
Other	58	52

Total other income	276	358

OTHER EXPENSES
Salaries and employee benefits	902	1,249
Occupancy, furniture and equipment, net	365	350
Data processing	174	153
Professional fees	84	116
Federal Deposit Insurance Corporation insurance	37	33
Merger related	610	—
Other	450	399

Total Other Expenses	2,622	2,300

INCOME BEFORE INCOME TAXES	580	1,594
INCOME TAX (BENEFIT) EXPENSE	250	351

NET INCOME	$330	$1,243

BASIC EARNINGS PER SHARE	$0.15	$0.56

DILUTED EARNINGS PER SHARE	$0.15	$0.56

UpState New York Bancorp, Inc.

CONSOLIDATE STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Three Months Ended March 31
	2020	2019

Net income (loss)	$330	$1,243

Other comprehensive income:

Change in unrealized net gains (losses) on available-for-sale securities, net of tax of $26 and $11 for 2020 and 2019, respectively	($98)	$41

COMPREHENSIVE INCOME	$232	$1,284

UPSTATE NEW YORK BANCORP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (In Thousands)	For the three months ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$330	$1,243
Adjustments to reconcile net income to net cash flow from operating activities:
Amortization of investment security premiums	21	21
Provision for loan losses	898	155
Provision for depreciation and amortization	108	97
Realized investment securities gains	(99)	(189)
Stock-based compensation	54	163
Deferred tax expense	(110)	38
Originations of residential mortgage loans held for sale	(5,170)	(327)
Proceeds from sales of residential mortgage loans held for sale	5,386	715
Decrease (increase) in accrued interest receivable and other assets	(922)	79
Increase (decrease) in accrued interest payable and other liabilities	(180)	(73)

Net Cash Provided by Operating Activities	316	1,922

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities available for sale	(3,450)	(1,000)
Proceeds from maturities and calls of investment securities available for sale	1,372	94
Purchases of investment securities held to maturity	(41)	(1,017)
Proceeds from maturities and calls of investment securities held to maturity	256	522
Redemption (purchase) of investments in restricted stocks	(63)	29
Net increase in portfolio loans	(4,150)	(12,657)
Proceeds from sales of government-guaranteed loans	—	2,067
Purchases of premises and equipment	(15)	(212)

Net Cash Used for Investing Activities	(6,091)	(12,174)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in demand deposits, NOW accounts and savings accounts	30,489	16,837
Net increase in certificates of deposit	(24,532)	5,079
Repayments of federal funds purchased	(2,000)	(4,000)
Repayments of Federal Home Loan Bank	(135)	(132)

Net Cash Provided by Financing Activities	3,822	17,784

Net (Decrease) Increase in Cash and Cash Equivalents	(1,953)	7,532

CASH AND CASH EQUIVALENTS - BEGINNING	27,293	16,031

CASH AND CASH EQUIVALENTS – ENDING	$25,340	$23,563

UpState New York Bancorp, Inc.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Financial Statement Presentation

The unaudited consolidated financial statements include all accounts of UpState New York Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, USNY Bank (the “Bank”). All significant intercompany balances and transactions have been eliminated in consolidation. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ from those estimates. The financial statements reflect, in the opinion of management, all normal, recurring adjustments necessary to present fairly the financial position and results of operations of the Company. These statements should be read in conjunction with the consolidated financial statements and related notes which are incorporated by reference in the Current Report on Form 8-K/A being filed by Norwood Financial Corp (“Norwood”) for the merger of the Company with Norwood which was completed on July 7, 2020.

2.	Investment Securities

The following is a summary of held-to maturity and available-for-sale securities:

	Held-to-Maturity Securities
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
March 31, 2020
Obligations of states and political subdivisions	$2,610	$43	$—	$2,653

SECURITIES	$2,610	$43	$—	$2,653

	Available-for-Sale Securities
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
March 31, 2020
U.S. Treasury securities and obligations of U.S. Government agencies and corporations	$5,491	$6	$—	$5,497
Obligations of states and political subdivisions	13,398	11	141	13,268

TOTAL AVAILABLE FOR SALE SECURITIES	$18,889	$17	$141	$18,765

	(Dollars in Thousands)
December 31, 2019
Obligations of states and political subdivisions	$2,824	$89	$—	$2,914

TOTAL HELD-TO-MATURITY SECURITIES	$2,824	$89	$—	$2,914

	Available-for-Sale Securities
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2019
U. S. Treasury securities and obligations of U.S. Government agencies and corporations	$3,291	$3	$5	$3,290
Obligations of states and Political subdivisions	13,465	276	0	13,740

TOTAL AVAILABLE-FOR-SALE SECURITIES	$16,756	$279	$5	$17,030

The amortized cost and estimated fair value of investments in debt securities at March 31, 2020, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Fair Value

	(Dollars in Thousands)
Held-to-Maturity
Due in one year or less	$1,724	$1,736
Due after one year through five years	736	755
Due after five years through ten years	150	162
Due after ten years	0	0

	$2,610	$2,653

	Amortized Cost	Estimated Fair Value

	(Dollars in Thousands)
Available-for-Sale
Due in one year or less	$1,607	$1,604
Due after one year through five years	15,779	15,653
Due after five years through ten years	1,503	1,508
Due after ten years	0	0

	$18,889	$18,765

The following tables show the investments gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at March 31, 2020 and December 31, 2019.

	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

	(Dollars in Thousands)
March 31, 2019
U.S. Treasury securities and obligations of U.S. Government agencies and corporations	$—	$—	$—	$—	$—	$—
Obligations of states and political subdivisions	10,576	141	—	—	10,576	141

TOTAL TEMPORARILY IMPAIRED SECURITIES	$10,576	$141	$—	$—	$10,576	$141

	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

	(Dollars in Thousands)
December 31, 2019
U.S. Treasury securities and obligations of U.S. Government agencies and corporations	$997	$4	$249	$1	$1,246	$5
Obligations of states and political subdivisions	125	—	—	—	125	—

TOTAL TEMPORARILY IMPAIRED SECURITIES	$1,122	$4	$249	$1	$1,371	$5

At March 31, 2020, the Bank had 99 debt securities with unrealized losses in the above table. These unrealized losses relate principally to changes in interest rates. In analyzing an issuer’s financial condition, management considers whether the securities are issued by the Federal government or its agencies, whether downgrades by bond rating agencies have occurred, and industry analysts’ reports. As management has the ability to hold debt securities until maturity, or for the foreseeable future if classified as available-for-sale, no declines are deemed to be other-than-temporary.

3.	Loans

The loan portfolio at March 31, 2020 and December 31, 2019, is summarized as follows:

	2020	2019

	(Dollars in Thousands)
Real estate mortgages:
Residential	$69,986	$82,446
Commercial	149,210	127,042
Farm	66,852	75,795
Agricultural production and other	42,088	42,315
Commercial	61,299	58,199
Consumer	2,751	2,696

	$392,186	$388,493

The loan portfolio includes certain loans, which are considered impaired because, based on current information and events, it is probable that the Bank will be unable to collect all amounts due according to the contractual terms of the loan agreements.

Following is a summary of nonaccrual loans and impaired loans as of March 31, 2020 and December 31, 2019, by class of financing receivables (Dollars in Thousands):

	2020	2019

	(Dollars in Thousands)
Nonaccrual Loans
Commercial – Real Estate	$5,749	$3,677
Commercial and other business	1,226	626
Farm – Real Estate	1,163	1,170
Agricultural Production and other	—	—
Residential – Real Estate	—	330
Consumer	—	—

TOTAL	$8,138	5,803

Impaired Loans as of March 31, 2020 (Dollars in Thousands)
	Recorded Investment	Unpaid Principal Balance	Related Allowance Investment	Average Recorded Investment	Interest Income Recognized

Commercial – Real Estate	$4,332	$4,332	$1,680	$4,434	$—
Commercial and other business	634	634	465	674	—
Farm – Real Estate	—	—	—	—	—
Agricultural Production and other	—	—	—	—	—
Residential – Real Estate	—	—	—	—	—
Consumer	—	—	—	—	—

TOTAL	$4,966	$4,966	$2,145	$5,108	—

Impaired Loans as of December 31, 2019 (Dollars in Thousands)
	Recorded Investment	Unpaid Principal Balance	Related Allowance Investment	Average Recorded Investment	Interest Income Recognized

Commercial – Real Estate	$3,316	$3,316	$790	$2,971	$—
Commercial and other business	612	612	365	636	—
Farm – Real Estate	361	361	—	362	—
Agricultural Production and other	1,170	1,170	550	1,145	—
Residential – Real Estate	313	313	220	324	—
Consumer	—	—	—	—	—

TOTAL	$5,772	$5,772	$1,925	$5,438	$—

Based on management’s analysis, the risk categories of loans are summarized as follows at March 31, 2020 and December 31, 2019:

	2020 (Dollars in Thousands)
	Pass	Special Mention	Substandard	Doubtful	Total Portfolio Loans
Real-Estate Mortgages:
Commercial	$136,675	$5,790	$996	$5,749	$149,210
Residential	69,986	—	—	—	69,986
Farm	54,956	10,059	674	1,163	66,852

Total loans secured by real estate	261,617	15,849	1,670	6,912	286,048
Commercial and other business-purpose loans	54,295	5,703	75	1,226	61,299
Consumer	2,751	—	—	—	2,751
Agricultural production and other	32,847	6,662	2,579	—	42,088

TOTAL	$351,510	$28,214	$4,324	$8,138	$392,186

	2019 (Dollars in Thousands)
	Pass	Special Mention	Substandard	Doubtful	Total Portfolio Loans
Loans secured by real estate
Commercial	$116,515	$4,803	$2,409	$3,316	$127,043
Residential	80,620	957	555	313	82,445
Farm	64,004	9,844	415	1,531	75,794

Total loans secured by real estate	261,139	15,604	3,379	5,160	285,282
Commercial and other business-purpose loans	53,393	3,378	817	612	58,200
Consumer	2,696	—	—	—	2,696
Agricultural production and other	32,598	7,622	2,095	—	42,315

TOTAL	$349,826	$26,604	$6,291	$5,772	$388,493

Changes in the allowance for loan losses for the years ended March 31, 2020 and December 31, 2019 are summarized as follows:

	2020 (Dollars in Thousands)
Secured by Real Estate
	Commercial	Residential	Farm	Commercial and other business- purpose loans	Consumer	Agricultural	Total
Beginning balance
ALLL	$2,907	$1,114	$1,052	$1,419	$43	$1,232	$7,767
Charge-offs	(61)	(395)	—	—	—	—	(456)
Recoveries	—	—	—	—	—	—	—
Provision for loan losses	1,067	28	106	233	4	(540)	898

Ending balance ALLL	3,913	747	1,158	1,652	47	692	8,209

Individually evaluated for impairment	1,680	—	—	465	—	—	2,145

Collectively evaluated for impairment	$2,233	$747	$1,158	$1,187	$47	$692	$6,064

Loans Receivable:

Ending balance loans	$149,210	$69,986	$66,852	$61,299	$2,751	$42,088	$392,186
Individually evaluated for impairment loans	$4,332	—	—	634	—	—	4,966

Collectively evaluated for impairment loans	$144,878	$69,986	66,852	60,665	$2,751	$42,088	$387,220

	2019 (Dollars in Thousands)
Secured by Real Estate
	Commercial	Residential	Farm	Commercial and other business purpose loans	Consumer	Agricultural	Total
Beginning balance	$1,915	$782	$1,036	$1,054	$38	$1,177	$6,002
Charge-offs	(189)	(10)	—	—	—	—	(199)
Recoveries	—	—	—	—	1	21	22
Provision for loan losses	1,182	342	15	365	4	34	1,942

Ending balance	2,908	1,114	1,051	1,419	43	1,232	7,767

Individually evaluated for impairment	790	220	—	365	—	550	1,925

Collectively evaluated for impairment	$2,118	$894	$1,051	$1,054	$43	$682	$5,842

Loans Receivable:

Ending balance loans	$127,042	$82,446	$75,795	$58,199	$2,696	$42,315	$388,493
Individually evaluated for impairment	$3,316	313	361	612	—	1,170	5,772

Collectively evaluated for impairment	$123,726	$82,133	$75,434	$57,587	$2,696	$41,145	$382,721

11.	Fair Value Disclosures

FASB authoritative guidance on fair value measurements provides a framework for measuring fair value under accounting principles generally accepted in the United States of America. The guidance applies to all financial instruments that are being measured and reported on a fair value basis. As defined in the guidance, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Bank uses various methods, including market, income, and cost approaches. Based on these approaches, the Bank often utilizes certain assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable inputs. The Bank utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, the Bank is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

•

Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

•

Level 3 - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Financial assets and financial liabilities measured at fair value on a recurring basis include the following:

Securities available-for-sale: The Bank’s securities available-for-sale are reported at fair value utilizing Level 2 inputs. For these securities, the Bank obtains fair value measurements from an independent pricing service. The fair value measurements consider observable data that may include dealer quotes, market spreads, cash flows, credit information, and the bond’s terms and conditions, among other things.

Fair value at March 31, 2020 and December 31, 2019, for assets and liabilities measured on a recurring basis is as follows (Dollars in Thousands):

	Quoted Market Price in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
March 31, 2020
Securities available-for-sale	$—	$18,765	$—

	Quoted Market Price in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2019
Securities available-for-sale	$—	$17,030	$—

Impaired Loans Impaired loans are those for which the Bank has measured impairment generally based on the fair value of the loan’s collateral. For collateral dependent loans, fair value is commonly based on recent real estate appraisals. These real estate appraisals may include up to three approaches to value: the sales comparison approach, the income approach (for income producing property) and the cost approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available, if applicable. Although the fair value of the property normally will be based on an appraisal, the valuation should be consistent with the price that a market participant will pay to purchase the property at the measurement date. Circumstances may exist that indicate that the appraised value is not an accurate measurement of the property’s current fair value. Examples of such circumstances include changed economic conditions since the last appraisal, change in property use, stale appraisals, or imprecision and subjectivity in the appraisal process. Appraisal adjustments may be made by management to reflect these conditions resulting in a discount of the appraised value. In addition, a discount is typically applied to account for estimated costs to sell. Non-real estate collateral may be valued using an appraisal, net book value per the borrower’s financial statements, or aging reports, adjusted or discounted based on management’s historical knowledge, changes in market conditions from the time of the valuations, and management’s expertise and knowledge of the client and client’s business. At the time a loan is considered impaired, it is valued at the lower of cost or fair value. Impaired loans carried at fair value generally receive a specific valuation allowance for loan losses. The methods used to determine the fair values of impaired loans typically result in a level 3 fair value classification. Impaired loans are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

Fair value at March 31, 2020 and December 31, 2019, for assets and liabilities measured on a nonrecurring basis is as follows (Dollars in Thousands):

	Quoted Market Price in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
March 31, 2020
Impaired Loans	$—	$—	$2,820

	Quoted Market Price in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2019
Impaired Loans	$—	$—	$2,126

12.	Subsequent Event

In response to the onset of COVID-19, the Bank has participated in the federal government’s Paycheck Protection Program (“PPP”). This program provides borrower guarantees for lenders and envisions a certain amount of loan forgiveness for loan recipients who properly utilize funds, all in accordance with the rules and regulations established by the Small Business Association for the PPP. As of the date of the merger, the Bank had issued PPP loans to borrowers in the amount of $28,522,965. In addition, per discussion above the Bank offered 281 payment deferrals to borrowers who were suffering as a result of the COVID-19 pandemic. Lastly, in order to provide additional financial relief to borrowers and customers, the bank waived NSF and ATM fees for the months of April to June, prior to the merger.